UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

MGM Growth Properties LLC

(Exact name of registrant as specified in its charter)

Delaware	001-37733	47-5513237
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6385 S. Rainbow Blvd., Suite 500, Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip code)

(702) 669-1480

(Registrant’s telephone number, including area code)

Not Applicable

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Growth Properties LLC (the “Company”) held its annual meeting of shareholders on May 31, 2017 (the “Annual Meeting”), at which shareholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	Votes For	Votes Withheld
James J. Murren	82,450,821	26,484,718
Michael Rietbrock	88,498,169	20,437,370
Thomas Roberts	88,458,633	20,476,906
Daniel J. Taylor	83,650,325	25,285,214
Elisa Gois	82,468,717	26,466,822
William J. Hornbuckle	82,471,985	26,463,554
John M. McManus	82,475,048	26,460,491
Robert Smith	106,542,279	2,393,260

Broker Non-Votes: 4,543,412 for each of Mr. Murren, Mr. Rietbrock, Mr. Roberts, Mr. Taylor, Ms. Gois, Mr. Hornbuckle, Mr. McManus and Mr. Smith.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2017.

For	Against	Abstain
113,263,713	156,339	58,899

Broker Non-Votes: 0

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

For	Against	Abstain
108,681,618	78,320	175,601

Broker Non-Votes: 4,543,412

The foregoing Proposal 3 was approved.

Proposal 4: To approve, on an advisory basis, one year as the frequency with which the Company conducts advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
108,420,230	39,164	425,865	50,280

Broker Non-Votes: 4,543,412

The foregoing Proposal 4 was approved. The Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017

MGM Growth Properties LLC

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary